April 30, 2016

HIMCO VIT Small & Mid Cap Core Fund

Summary Prospectus

Class IB: MVSMX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.hvitfunds.com/fund-literature. You can also get this information at no cost by calling 1-800-862-6668 or by sending an e-mail to hvitfunds@himco.com. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2016 are incorporated by reference into this Summary Prospectus. The Fund's Statement of Additional Information and annual report may be obtained, free of charge, in the same manner as the Fund's Prospectus.

HIMCO VIT SMALL & MID CAP CORE FUND SUMMARY

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) for more information on those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Share Class
IB
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
Annual Fund Operating Expenses (expenses that are deducted from the fund's assets)
IB
Management fees	0.52%
Distribution and service (12b-1) fees	0.20%
Other expenses (1)	0.06%
Total annual fund operating expenses	0.78%
Fee waiver and/or expense reimbursement (2)	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement (2)	0.76%

(1)  Fees and expenses are estimated for the current fiscal year.

(2)  Hartford Investment Management Company has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.76% of the Fund's average daily net assets. This contractual arrangement will remain in effect through at least April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•  Your investment has a 5% return each year.

•  The Fund's operating expenses remain the same (except that the examples reflect the expense limitation arrangements only for the first two years).

•  You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3
IB	$78	$245

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund's performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund's portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization and mid-capitalization companies. The Fund defines small-capitalization and mid-capitalization as companies with market capitalizations within the collective range of companies in the Russell 2000 Index and the Russell Midcap Index. As of December 31, 2015, the market capitalization of companies included in these indices ranged from approximately $15 million to $30 billion. The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar denominated securities, and may trade securities actively.

The Fund's investment manager, Hartford Investment Management Company ("Hartford Investment Management") primarily uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector based on the investment manager's research and judgment. The investment manager frequently and consistently measures the characteristics of every stock in the eligible universe and reviews the portfolio to make sure it is actively positioned on the desired key fundamental characteristics for each industry. The investment manager may choose not to invest in a stock identified by the model based on qualitative factors that the investment manager believes were not effectively captured by the model.

MAIN RISKS. The primary risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its goal. For more information regarding risks and investment matters please see "Additional Information Regarding Risks and Investment Strategies" in this prospectus.

Equity Securities Risk – Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity markets can be volatile. Stock prices rise and fall based on changes in an individual company's financial condition and overall market conditions. Stock prices can decline significantly in response to adverse market conditions, company-specific events and other domestic and international political and economic developments.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Mid Cap and Small Cap Stock Risk – Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.

Management Risk – The risk that the investment manager's strategies may not perform as expected. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. In addition, the investment manager's qualitative decisions to adjust the Fund's portfolio holdings or the output of the quantitative model may not produce the desired results.

Investment Strategy Risk – The risk that, if the investment manager's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund's investment objective will be achieved.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund's investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund's foreign investments.

Growth Orientation Risk – If the investment manager incorrectly assesses a company's prospects for growth or how other investors will value the company's growth, then the price of the company's stock may decrease, or may not increase to the level anticipated by the investment manager. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors' perceptions of the issuing company's growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Active Trading Risk – Active trading could increase the Fund's transaction costs and may increase your taxable distributions. These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in the Fund's statutory prospectus.

PAST PERFORMANCE. Because the Fund has been in operation for less than one full calendar year, no performance history has been provided. Please see the "Related Composite Performance" section in the Fund's prospectus for performance information for other accounts managed by the investment manager with investment objectives, policies and strategies substantially similar to those of the Fund.

MANAGEMENT. The Fund's investment manager is Hartford Investment Management.

Portfolio Managers	Title	Involved with Fund Since
Paul Bukowski, CFA	Executive Vice President and Head of Quantitative Equities and Asset Allocation	2016
Kurt Cubbage, CFA	Vice President and Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES. The Fund may sell its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively "Hartford Life") and unaffiliated insurance companies (each, an "Insurance Company" and collectively, the "Insurance Companies"). You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

TAX INFORMATION. Under current law, owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and/or the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

SEC File Number:

HIMCO Variable Insurance Trust 811-22954

HVIT SUMPRO SMCF 4-2016          April 30, 2016